             CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
        AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT
             HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                  Exhibit 10.5


                                   Task Order
                             (Task Order # [*])

When signed by the parties below, the following Task Order hereby incorporates by reference the Agreement for Purchase and Sale of Custom Semiconductor Products ("the Agreement"), with the agreement number of X0419, as Task Order [*]. This Task Order is solely governed by the terms and conditions of Agreement Number [*].

This Task Order is for a foundry program in which IBM will build untested 8" wafers using GDS II design data supplied by IMI and as further described in this Task Order. The parties agree that under this Task Order, IBM will process wafer lots through front end manufacturing to "common stock" (also known as front-end-of-the-line or FEOL processing) as "base wafers" and perform subsequent back-end-of-the-line (or BEOL) processing for "personalized wafers." IMI agrees to furnish detailed technical requirements for base and personalized wafers. IBM agrees to process wafers as forecasted and ordered by IMI per the terms of this Task Order.

1.0 TERM OF TASK ORDER: THIS TASK ORDER WILL BE EFFECTIVE ON DECEMBER 1, 1999 AND WILL EXPIRE ON NOVEMBER 30, 2001.

2.0      PRODUCT NAME AND DESCRIPTION:

              Name:  Z Chip

              Description:

                           Technology:    CMOS5SF .35um with OP/BR layer
                           Metal Levels:  3
                           Deliverables:  Untested wafers

3.0      PRODUCT SPECIFICATIONS:

              Untested wafers manufactured per Customer's GDSII tape and the IBM CMOS5SF process technology (Specification # [*]). Untested wafers will be delivered per the Wafer Acceptance Criteria in Exhibit A-2, attached hereto.

4.0      DELIVERABLE ITEMS:

              IMI Deliverable Items:          -- GDS II Tape in CMOS5SF ground
                                              rule format (Specification
                                              [*])

                                              -- Specific designs will be
                                              provided per forecast in
                                              Section 5 and updated
                                              monthly.

              IBM Deliverable Items:          -- CMOS 5SF Spice models

                                              -- CMOS 5SF Process Ground Rules

                                              -- Deliver Prototypes and Product
                                              per delivery schedules in
                                              Section 10

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.0      QUARTERLY REVIEWS

The parties agree they shall meet at least once every calendar quarter during the term of the Agreement to review the Agreement with respect to pricing, volume commitment, applicable Products and processes, and the scope of manufacturing. In particular, IBM and IMI agree to review yield results and prices on a quarterly basis. The prices in Section 9.0 are based on a wafer target defect density yield of [*]%. Actual wafer yield will be based on the first 3-10 production lots. IBM may adjust prices based on the yield results.

6.0      PURCHASE ORDERS

In addition to the information listed in items a-d of section 3 of the Agreement, IMI's purchase orders shall specify whether base wafers for FEOL processing or BEOL processing for personalized wafers.

7.0      PRODUCT DEMAND FORECAST:

12 month rolling forecast.


Year: 1999                          Year:   2000
Sept.    Oct.     Nov.     Dec.     Jan.    Feb.     Mar.     Apr.     May      June    July     Aug.
[*]      [*]      [*]      [*]      [*]     [*]      [*]      [*]      [*]      [*]     [*]      [*]


8.0      ENGINEERING CHARGES (NRE CHARGES):

              NRE Charges include the following:

8.1      Full Mask Set (FEOL/BEOL) CMOS 5SF with 3LM and BR: $[*].

                           The Full Mask Set NRE includes
                  1.       Spice models (CMOS 5SF simulation models)
                  2.       Process Ground Rules (CMOS 5SF ES# [*], dated
                           June 1997)
                  3.       Processing Customer's GDS II tape
                  4.       Mask build
                  5. One (1) personalization and three (3) Prototype wafers. In the event that IBM is unable to deliver the three (3) Prototype wafers included in the NRE charge, IBM will issue IMI a credit equivalent to one and one-half (1.5) times the Product unit price for each Prototype wafer that IBM fails to deliver.

8.2      BEOL Personalizations (3 levels metal BEOL):

                           [*] (when Customer Delivers the GDS II tape with the Customer run DRC file).

                           [*] for IBM DRC Check (applicable when IMI fails to provide an IBM and IMI approved DRC, with IMI's GDS II tape)

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                           Once the Customer has purchased and paid for 150 wafers of a personalization design, IBM will provide a [*] discount on the next personalization NRE.

               The BEOL Personalizations NRE includes:

                           1. 3LM RIT B Mask Sets
                           2. One (1) personalization (design) per each BEOL
                              Personalization
                           3. Three Prototype (3) wafers

IBM shall make up to three (3) additional Prototype wafers per personalization available at a price equal to one and one-half (1.5) times the price for production wafers set forth in Section 9.0. Notwithstanding the foregoing, the parties acknowledge that IBM's obligation to make such Prototypes available is conditioned upon, the manufacturing yield of the Prototype lot for any particular personalization.

IBM shall invoice IMI for NRE charges upon the earlier of IBM's delivery of the Prototypes or IMI's cancellation of the NRE.

9.0      PRODUCT PRICE:

The price for FEOL wafer processing ("FEOL Processing Charge") shall be [*] of the price listed below. The FEOL Processing Charge covers the FEOL portion of wafer processing only.

The price for BEOL wafer processing ("BEOL Processing Charge") shall be [*] of the price listed below. The BEOL Processing Charge covers the BEOL portion of wafer processing only.

The price for the CMOS 5SF untested wafer with 3LM (the Product) shall be [*] for the term of this Task Order.

Minimum Order Quantity ("MOQ") is one (1) lot of twenty-four (24) wafers (base and personalized). For each personalization, however, IMI may place three (3) orders with an MOQ of twelve (12) wafers (one-half lot) during the product life of that personalization.

10.0     MANUFACTURING LEAD TIME (PURCHASE ORDER LEAD TIME):

PROTOTYPES:

In response to a purchase order for Prototypes per Section 3 of the Agreement, IBM will acknowledge the purchase order with a shipment date based on either the normal turn around time ("NTAT") or the rapid turn around time ("RTAT") listed below. When the purchase order for Prototypes is acknowledged with the NTAT, the Prototype wafer price will be the Product price specified in Section 9.0.

Provided that IMI provides IBM twelve (12) calendar days advance notice prior to delivery of its GDS II tape, the following Purchase Order Lead Times will apply to Prototypes:

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

The RTAT Purchase Order Lead Time for the full mask set (FEOL/BEOL) is [*] calendar days from receipt of an IBM and IMI approved DRC, with IMI's GDS II tape by IBM.

The NTAT Purchase Order Lead Time for the full mask set (FEOL/BEOL) is [*] calendar days from receipt of an IBM and IMI approved DRC, with IMI's GDS II tape by IBM.

The RTAT Purchase Order Lead Time for the personalization (3LM BEOL only) is [*] calendar days from receipt of an IBM and IMI approved DRC, with IMI's GDS II tape by IBM.

The NTAT Purchase Order Lead Time for the personalization (3LM BEOL only) is [*] calendar days from receipt of an IBM and IMI approved DRC, with IMI's GDS II tape by IBM.

In the event IBM ships a RTAT Prototype more than one (1) day after the shipment date stated in its purchase order acknowledgment, then the charge for such Prototype will be reduced to the price for Products referenced in
Section 9.

WAFER PRODUCTION:

Production Purchase Order Lead Time for Product for the full mask set (FEOL/BEOL) is [*] calendar days.

Production Purchase Order Lead Time for Product for personalization (3LM, BEOL only) is [*] calendar days.

The above Product Purchase Order Lead Times assume the mask set is complete.

The parties agree to review the Production Purchase Order Lead Time on a quarterly basis and to make any adjustments to the Production Purchase Order Lead Time upon mutual agreement. Any such mutual agreement shall be in writing.

11.0     ORDER CHANGES / CANCELLATION CHARGES:

In accordance with Section 6 of the Agreement, the following charges will apply to any canceled IMI order or any portion thereof.

11.1 If any purchase order for FEOL processing is canceled after wafer start, IMI shall pay one hundred percent (100%) of the FEOL Processing Charge.

11.2 If any purchase order for BEOL is canceled after the start of wafer personalization, IMI shall pay one hundred percent (100%) of the BEOL Processing Charge.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

12.0     FEOL WAFER INVENTORY MANAGEMENT

Unless otherwise mutually agreed to in writing, IBM may ship FEOL processed base wafers that have been in the base wafer finished goods inventory for one hundred eighty (180) days or more and invoice IMI for the associated base wafer FEOL processing charge. Receipt of payment by IBM for those invoices will be due net thirty (30) days after the date of invoice.

13.0     PRODUCTION END-OF-LIFE NOTICE:

IBM will provide IMI with a minimum of eighteen (18) months prior written notification ("End-of-Life Notice") if IBM plans to cease production in a technology or wafer size form factor under this Task Order. IMI must place any and all purchase orders for all base wafers to be discontinued within twelve (12) months of the date IBM issued the End-of-Life Notice and for all personalization wafers to be discontinued within fifteen (15) months of the date IBM issues the End-of-Life Notice. IMI must take delivery of all such discontinued Product within eighteen (18) months of the date IBM issued the End-of-Life Notice.

14.0     RMA PROCEDURES FOR WARRANTY RETURNS

The revision of IBM Microelectronics Division's return material authorization ("RMA") procedures applicable at the time IMI returns Product under a warranty claim shall apply. The current revision of the RMA procedures are attached hereto for reference as Exhibit B.

15.0   TASK ORDER TECHNICAL COORDINATORS:

       IBM Microelectronics                     IMI
       281 Winter Street                        525 Los Coches Street
       Waltham, MA  02154                       Milpitas, California  95054

       FAX:  (781)-642-5909                     FAX:  (408)-263-6571
       Attn:  Donna Hohman                      Attn:  Arvinder Chadha

16.0   SHIPPING/BILLING/ORDERING LOCATIONS:

       Customer's Ship to Location:             Customer's Bill to Location:

                     Per purchase orders        525 Los Coches Street
                                                Milpitas, California  95054

                                                FAX:  (408)-263-6571
                                                Attn:  Arvinder Chadha

        IBM's Ordering Location:

        International Business
        Machines Corporation
        1055 Joaquin Road
        Mountain View, CA  94043

        Attention:  John R. Sepko
        Fax:  650-694-3096

17.0    WORK-IN-PROGRESS REPORTS

Once a week during the term of this Attachment, IBM will provide weekly work-in-progress report ("WIP Report") to IMI in a form determined by IBM.

Agreed to and Accepted By:



International Business Machines                 International Microcircuits
Corporation                                     Incorporated


By:  /s/ Peter D. Hansen                        By:  /s/ Arvinder S. Chadha
   -----------------------------                   ---------------------------
   Authorized Signature                            Authorized Signature

Name:  Peter D. Hansen                          Name:  Arvinder Chadha

Title:  VP North American Sales                 Title:  VP Manufacturing

Dated:  12/13/99                                Dated: